UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 2, 2009

Commission File Number: 000-53461

MANTRA VENTURE GROUP LTD.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(state or other jurisdiction of incorporation or organization)

1205 – 207 West Hastings Street
Vancouver, British Columbia, V6B 1H7
(Address of principal executive offices)

(604) 609 2898
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 2, 2009, Mantra Venture Group Ltd., through its wholly owned subsidiary, Mantra Energy Alternatives Ltd., (the “Company”) entered into a License Agreement with 0798465 B.C. Ltd. (the “Agreement”), a company controlled by Professor Colin Oloman and the same entity from which the Company purchased its flagship electro reduction of carbon dioxide technology.  Pursuant to the terms of the Agreement, 0798465 B.C. Ltd. has granted the Company a worldwide, exclusive, royalty-bearing license in all fields of use over technology for the production of formate based fuel cells for a period of 20 years, or until the last patent governed by the Agreement expires. As a condition of the license, the Company has agreed to pay 0798465 B.C. Ltd. the following amounts:

(a)
an initial license fee of approximately $9,300 (CAD $10,000) payable in two installments: CAD $5,000 upon execution of the Agreement (paid), and CAD $5,000 within 30 days of the effective date of the Agreement;

(b)
a further license fee of approximately $14,000 (CAD $15,000), to be paid within 90 days of the effective date of the Agreement, in partial reimbursement of fees incurred by 0798465 B.C. Ltd. in relation to the preparation, filing and maintenance of patents for the technology; and,

(c)	an annual license fee, payable annually on the anniversary of the effective date of the Agreement, according to the following schedule:

First Anniversary	=	approximately $9,300 (CAD $10,000)
Second Anniversary	=	approximately $18,600 (CAD $20,000)
Third Anniversary	=	approximately $27,900 (CAD $30,000)
Fourth Anniversary	=	approximately $37,200 (CAD $40,000)
Fifth and each Successive Anniversary	=	approximately $46,500 (CAD $50,000)

The Company will also pay to 0798465 B.C. Ltd. a royalty calculated as 2% of the gross revenue generated by any products based on the technology which it is licensing, and 15% of any and all consideration directly or indirectly received by the Company from the grant of any sublicense rights (the “Royalty”).  The Royalty will be calculated quarterly commencing on the effective date of the Agreement, and paid within 30 days of each period end.

The Company has additionally agreed to:

(a)
complete a development plan describing the plans for commercializing the technology within 12 months of executing the Agreement.  The development plan will be prepared in accordance with generally accepted business practices and will be updated from time to time, but in no event less than once every calendar year.  Copies of all updates of this plan will be provided to 0798465 B.C. Ltd. in a timely manner, an in any event within 30 days of the completion of the development plan.

(b)	Within 2 years of the execution of the Agreement invest a minimum of $250,000 in research and development directly associated with the technology; and

(c)	Reach various developmental power output targets which may be viewed in more detail in the Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	License Agreement with 0798465 B.C. Ltd. dated September 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2009	MANTRA VENTURE GROUP LTD.
(Registrant)

By: /s/ Larry Kristof
Larry Kristof
President and Chief Executive Officer